SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Notable Labs Inc [Member]
Restructuring Cost and Reserve [Line Items]
SUBSEQUENT EVENTS

Note 15. Subsequent Events

The Company has evaluated all events occurring through May 11, 2023, the date on which the consolidated financial statements were available for issuance, during which time, nothing has occurred outside the normal course of business operations that would require disclosure other than the events disclosed below.

Agreement and Plan of Merger

On February 22, 2023, the Company entered into a Merger Agreement with VBL and Vibrant Merger Sub, Inc., a Delaware corporation and VBL’s direct, wholly-owned subsidiary (“Merger Sub”), pursuant to which, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Notable will be merged with and into Merger Sub (such transaction, the “Merger”) at the effective time of the Merger (the “Effective Time”), with Notable continuing after the Merger as the surviving corporation and a wholly-owned subsidiary of VBL.

At the Effective Time, each outstanding share of Notable capital stock will be converted into the right to receive VBL ordinary shares, as set forth in the Merger Agreement. Under the exchange ratio formula in the Merger Agreement, immediately following the Effective Time, the former Notable securityholders are expected to own approximately 76% of the VBL ordinary shares on a fully diluted basis and subject to adjustment and securityholders of VBL as of immediately prior to the Effective Time are expected to own approximately 24% of the VBL ordinary shares on a fully diluted basis and subject to adjustment. Under certain circumstances, the ownership percentages may be adjusted upward or downward based on the level of VBL’s Net Cash at the closing of the Merger, and the terms and net proceeds of Notable’s pre-merger financing.

The Merger Agreement provides that, immediately following the Effective Time, the board of directors of the combined organization will consist of up to seven directors, with one director designated by VBL. Upon the closing of the transaction, the combined organization will be led by Notable’s chief executive officer and executive management team. In connection with the Merger, VBL will seek to amend its articles of incorporation to: (i) effect an increase of its registered share capital and/or effect a reverse split of its ordinary shares at a ratio to be determined; (ii) change its name to “Notable Labs, Ltd.”; and (iii) make other such changes as mutually agreeable to VBL and Notable.

VBL and Notable’s obligations to consummate the Merger are subject to the satisfaction or waiver of customary closing conditions, including, among others, obtaining the requisite approval of VBL’s stockholders, obtaining the requisite approval of Notable’s stockholders, proceeds of Notable’s pre-closing financing, net of certain specified expenses, not being less than $5.0 million and VBL’s Net Cash not being less than $15.0 million.

Financing

In connection with the Merger Agreement, the Company entered into Simple Agreements for Future Equity (the “SAFEs”) with certain investors by which the Company received $4.3 million of gross proceeds and a Series D Preferred Stock Purchase Agreement (the “Series D Purchase Agreement”). Under the terms of the Series D Purchase Agreement, the SAFE holders will exchange their respective SAFEs for 6,118,198 shares of Series D-1 Preferred Stock at the time when all conditions precedent to the closing of the Merger contained in the Merger Agreement, shall have been satisfied or waived and all other conditions precedent in the Series D Purchase Agreement have been satisfied or waived. In the event the Merger does not close, the SAFE holders will not have their funds returned. Additionally, under the Series D Purchase Agreement, certain investors committed to purchase, and the Company agreed to issue, 5,891,911 shares of Series D-2 Preferred Stock to such investors in exchange for $6.0 million, the closing of which will take place at the time all conditions precedent to the closing of the Merger contained in the Merger Agreement, shall have been satisfied or waived and all other conditions precedent in the Series D Purchase Agreement shall have been satisfied or waived. The SAFEs were recorded as a liability at issuance and subject to remeasurement at each reporting date, with changes in fair value recorded in other income (expense), net in the consolidated statements of operations and comprehensive loss.

The Company’s closing of private financing will be recorded in the aggregate amount of approximately $10.3 million (approximately $4.4 million from Series D SAFEs that convert into shares of Notable’s Series D-1 Preferred Stock and approximately $6.0 million from Series D-2 Preferred Stock, all of which will convert into Notable common stock which will be further exchanged for VBL Ordinary Shares at the Effective Time).

Lease Extension

In April 2023, the Company extended the lease for its facilities in Foster City, California. The term of the lease is extended beginning in June 2023 to May 2027. The Company has the right to terminate the lease effective as of March 2025 upon providing four months of notice and four months of base rent for the year of the notice as an early lease termination fee. Total lease payments from June 2023 through May 2027 will be approximately $2.2 million.